T. Rowe Price New Income Fund
T. Rowe Price Total Return ETF
T. Rowe Price Total Return Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, Christopher P. Brown will step down from his role on the fund, and Anna Alexandra Dreyer and Carolyn Roby will continue as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Christopher P. Brown will step down from his role on the fund and will no longer serve as one of the fund’s co-portfolio managers. Anna Alexandra Dreyer and Carolyn Roby will continue as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

The date of this supplement is February 19, 2026.

G73-041 2/19/26